SPECTRUM


ADVANTUS SPECTRUM FUND, INC.

ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2000


                                                              [LOGO]
                                                           ADVANTUS-TM-
                                                          FAMILY OF FUNDS

[ASSET ALLOCATION GRAPHIC]

ADVANTUS SPECTRUM FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          14

STATEMENT OF OPERATIONS                      15

STATEMENTS OF CHANGES IN NET ASSETS          16

NOTES TO FINANCIAL STATEMENTS                17

INDEPENDENT AUDITORS' REPORT                 22

FEDERAL INCOME TAX INFORMATION               23

SHAREHOLDER VOTING RESULTS                   25

SHAREHOLDER SERVICES                         26

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

All signs point to a soft landing in progress while the U.S. economy continues to slow. The pressure on the Federal Reserve to further increase short-term rates has diminished considerably. The Fed's earlier series of tightenings appears to have successfully curbed the country's run-away growth. Inflation remains in check; all in all, we continue to have a healthy backdrop for our country's capital markets.

In the stock market, companies such as Intel and new economy leaders have seen some dramatic corrections this quarter. This was a sideways correction for many, downward for companies that disappointed investors. Value, real estate, and small stocks' relative performance has improved this quarter. The market has broadened, demonstrating that investors have acquired an increased appetite for stocks other than large cap growth. We anticipate that the stock market will remain volatile throughout the year and into next year. Equity investors should adjust their expectations and not expect double-digit returns as the norm. We expect positive returns for equities for the next 12 to 18 months, with above average earnings growth.

Within the fixed income universe, corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance this year. Mortgage-backed securities were the top performer for the year followed by the government sector. We believe that upcoming quarters will be a favorable environment for bonds.

We are continually watchful of economic and political events and circumstances that would likely affect our new President. Significant political unrest, military buildups, and violence in other countries may test the President-elect's mettle. A strong Administration increases the odds that our peace dividend will continue.

We advise investors to consider adding fixed income, value stocks and an international component to their portfolio. As we've said before, we advise you to stay well diversified and avoid big bets when the market environment is uncertain.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS SPECTRUM FUND

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]
TOM GUNDERSON AND WAYNE SCHMIDT
PORTFOLIO MANAGERS
The Advantus Spectrum Fund is
a mutual fund seeking the
most favorable total return
(from interest, dividends and
capital appreciation)
consistent with preservation
of capital. To achieve this
objective, the Fund will vary
the composition of its
portfolio with prevailing
economic conditions. At any
given time, the Fund's
portfolio may be primarily
composed of equity securities
(common stock, preferred
stock and securities
convertible into equity
securities), mortgage-related
securities, investment grade
debt securities, money market
securities or any combination
of these securities. The
investment adviser's
positioning of the portfolio
is determined by the
intermediate term outlook for
economic trends and market
momentum.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus Spectrum Fund's performance for the year ended September 30, 2000 for each class of shares offered was as follows:

CLASS A..........................  16.22 PERCENT*
CLASS B..........................  15.45 PERCENT*
CLASS C..........................  15.32 PERCENT*

The Fund's benchmarks, the Russell 1000 Growth Index** and the Lehman Brothers Aggregate Bond Index(+) returned 23.41 percent and 6.99 percent, respectively, for the same period. The Fund's Blended Index(++) returned 17.28 percent for the same period.

PERFORMANCE ANALYSIS

Over the past 12 months the financial markets were driven by the ongoing battle between the very strong economy and the Federal Reserve who dutifully tried to keep economic growth down to a moderate level by raising interest rates. From October 1999 through March 2000, stocks posted attractive returns as the strong growth in corporate earnings won the battle over the negative effects of the higher interest rates. During this period, bonds were the lagging asset category. Since the Spring months and the last Fed increase in rates by 50 basis points on May 16, higher rates have won the battle as stocks sold off in fears of a slowing economy and the associated slowing of earnings growth. During this period, bonds were the leading asset category.

Significant financial market volatility has been a result of this battle between earnings growth and higher interest rates. The Spectrum Fund's portfolio management approach positioned the Fund to take advantage of this volatility over the past year and made several strategic moves during the period. Additionally, our strategy of investing in growth stocks proved effective as the higher growth Technology stocks were the primary drivers of the Fund and the stock market over the past 12 months. Strength in the growth stocks allowed the Fund's blended benchmark, the Russell 1000 Growth/Lehman Aggregate Bond Index, to return 17.28 percent for the 12-month reporting period. The Fund's performance - as well as its benchmark - clearly exceeded two well-known broad market indices for the same period: the S&P 500 at 13.17 percent and the Lehman Aggregate at 6.99 percent.

The current asset mix (as of September 30) is 68 percent stocks, 30 percent bonds and 2 percent cash. The stocks in the Fund continue to come from two main areas: 1) 90 percent of the stocks in the Fund are mid to large growth stocks with an average growth rate 50 percent higher than the overall market. These stocks are positioned to provide long-term capital appreciation. 2) The remaining stocks are from the real estate investment trust (REIT) category, real estate related investments that have mid to upper single digit yields plus some capital appreciation potential. Low correlations with the growth stocks as well as the high current yields make the REIT's a strong addition to the Fund as they help to reduce fund volatility and provide an attractive current yield. The REIT's in the Fund had a great year posting more than 20 percent returns as the market again looked more favorably on this asset category. The bonds in the Fund continue to be a mix of investment-grade rated fixed income securities including corporate and government bonds as well as mortgage-backed securities.

In the fixed income portion of the Fund, all three major sectors in the bond market (government, corporate, and mortgage) posted positive returns for the year. Mortgage backed securities were the best performing sector as they benefited from both the rally in intermediate interest rates and the narrowing of mortgage spreads. Government securities performed well, especially longer-term maturity bonds that rallied as interest rates fell. Corporate bonds underperformed both mortgages and governments as their credit spreads gapped to historic wide levels.

OUTLOOK

Healthy corporate earnings growth along with benign inflation continue to create a healthy fundamental backdrop for the financial markets. We believe that over the short term the stock market will continue to struggle with the slowing rate of growth, the weaker Euro, and the uncertainties resulting from the November elections. Near-term volatility is creating attractive buying opportunities for several growth stocks as valuation came back to more reasonable levels.

Over the long run, fundamental economic variables dominate the movements of the financial markets. We believe the fundamentals are very good and are likely to remain strong. As always, we will attempt to position the Fund to significantly participate in strong market advances while protecting your capital during periods of market decline.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/ Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.
++The Blended Index is comprised of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
        INVESTMENT IN ADVANTUS SPECTRUM FUND, RUSSELL 1000 GROWTH INDEX,
              LEHMAN BROTHERS AGGREGATE BOND INDEX, BLENDED INDEX
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1990 through September 30, 2000. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class A:
One year                       9.83%
Five year                     13.49%
Ten year                      12.79%

(THOUSANDS)
                                              RUSSELL 1000    LEHMAN BROTHERS
             CLASS A    CPI    BLENDED INDEX  GROWTH INDEX  AGGREGATE BOND INDEX
9/30/90      $10,000  $10,000        $10,000       $10,000               $10,000
10/31/90       9,467   10,068         11,969         9,372                10,586
10/31/91      11,929   10,362         15,194        13,145                12,259
10/31/92      13,250   10,694         16,816        14,567                13,465
10/31/93      14,400   10,981         18,330        15,631                15,064
9/30/94       14,124   11,313         18,713        16,096                14,522
9/30/95       16,720   11,562         22,910        21,276                16,565
9/30/96       19,014   11,909         26,086        25,829                17,376
9/30/97       22,181   12,174         32,205        35,202                19,064
9/30/98       24,690   12,347         36,147        39,110                21,259
9/30/99       28,660   12,672         43,351        52,742                21,180
9/30/00       33,308   13,102         50,846        65,091                22,658

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class B:
One year                      10.45%
Five year                     13.88%
Since Inception (8/19/94)     14.35%

(THOUSANDS)
                                              RUSSELL 1000    LEHMAN BROTHERS
             CLASS B    CPI    BLENDED INDEX  GROWTH INDEX  AGGREGATE BOND INDEX
8/19/94      $10,000  $10,000        $10,000       $10,000               $10,000
9/30/94      $10,003  $10,067        $10,209        $9,863                $9,860
9/30/95      $11,316  $10,289        $12,499       $12,836               $11,343
9/30/96      $12,953  $10,598        $14,231       $15,250               $11,872
9/30/97      $15,184  $10,833        $17,570       $20,504               $13,005
9/30/98      $16,913  $10,987        $19,720       $22,952               $14,425
9/30/99      $19,524  $11,276        $23,650       $31,303               $14,401
9/30/00      $22,714  $11,659        $27,740       $38,631               $15,378

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class C:
One year                      15.32%
Five year                     13.97%
Since Inception (3/1/95)      14.83%

(THOUSANDS)
                                              RUSSELL 1000    LEHMAN BROTHERS
             CLASS C    CPI    BLENDED INDEX  GROWTH INDEX  AGGREGATE BOND INDEX
3/1/95       $10,000  $10,000        $10,000       $10,000               $10,000
9/30/95      $11,263  $10,146        $12,243       $12,272               $10,818
9/30/96      $12,713  $10,450        $13,940       $14,569               $11,323
9/30/97      $14,731  $10,682        $17,210       $19,588               $12,404
9/30/98      $16,288  $10,834        $19,317       $21,927               $13,757
9/30/99      $18,778  $11,119        $23,166       $29,905               $13,708
9/30/00      $21,655  $11,497        $27,172       $36,906               $14,667

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                         MARKET     % OF STOCK
COMPANY                                       SHARES      VALUE      PORTFOLIO
-------                                      --------  -----------  -----------
Cisco Systems, Inc.........................   77,100   $ 4,259,775        5.7%
Pfizer, Inc................................   93,525     4,202,780        5.6%
EMC Corporation............................   33,700     3,340,513        4.4%
General Electric Company...................   50,956     2,939,524        3.9%
Sun Microsystems, Inc......................   23,200     2,708,600        3.6%
                                                       -----------  ---------
                                                       $17,451,192       23.2%
                                                       ===========  =========

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                                   % OF BOND
RATING                                                             PORTFOLIO
------                                                            -----------
U.S. Treasury...................................................       15.0%
U.S. Government Agencies........................................       39.1%
AAA rated.......................................................        9.4%
AA rated........................................................       11.1%
A rated.........................................................       14.8%
BBB rated.......................................................       10.3%
BB rated........................................................        0.3%
                                                                  ---------
                                                                      100.0%
                                                                  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                              30.6%
Common Stocks                      67.1%
Preferred Stocks                    0.8%
Cash and Other Assets/Liabilities   1.5%

                                                          ADVANTUS SPECTRUM FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                      --------------
COMMON STOCK (67.1%)
  BASIC MATERIALS (.8%)
    Chemicals (.8%)
15,500   Pharmacia Corporation............................  $     932,906
                                                            -------------
  CAPITAL GOODS (4.5%)
    Electrical Equipment (3.0%)
50,956   General Electric Company.........................      2,939,524
 3,600   SCI Systems, Inc. (b)............................        147,600
 6,100   Solectron Corporation (b)........................        281,362
                                                            -------------
                                                                3,368,486
                                                            -------------
    Manufacturing (1.5%)
 4,200   St. Joe Company..................................        116,550
30,484   Tyco International, Ltd. (c).....................      1,581,357
                                                            -------------
                                                                1,697,907
                                                            -------------
  COMMUNICATION SERVICES (2.0%)
    Cellular (.1%)
 4,100   Western Wireless Corporation (b).................        146,062
                                                            -------------
    Telecommunication (1.9%)
12,500   Alcatel ADR (c)..................................        785,937
 8,900   Nextlink Communications, Inc. (b)................        313,169
13,600   Qualcomm, Inc. (b)...............................        969,000
                                                            -------------
                                                                2,068,106
                                                            -------------
  CONSUMER CYCLICAL (6.8%)
    Building Materials (.1%)
 1,800   Hovnanian Enterprises, Inc.......................         13,387
   900   Pulte Corporation................................         29,700
   900   Standard Pacific Corporation.....................         16,200
                                                            -------------
                                                                   59,287
                                                            -------------
    Lodging-Hotel (.3%)
 3,700   Extended Stay America, Inc. (b)..................         49,025
 4,300   Hilton Hotels....................................         49,719
 9,900   Host Marriott Corporation........................        111,375
   800   Marriott International, Inc......................         29,150
 4,000   Prime Hospitality Corporation (b)................         40,500
                                                            -------------
                                                                  279,769
                                                            -------------
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
CONSUMER CYCLICAL--CONTINUED
    Retail (3.7%)
22,300   Family Dollar Stores.............................  $     429,275
30,850   Home Depot, Inc..................................      1,636,978
 7,900   Kohls Corporation (b)............................        455,731
 3,300   Redback Networks, Inc. (b).......................        540,994
21,100   Wal-Mart Stores, Inc.............................      1,015,437
                                                            -------------
                                                                4,078,415
                                                            -------------
    Service (2.7%)
26,010   Omnicom Group....................................      1,897,104
12,900   TMP Worldwide, Inc. (b).........................       1,038,450
                                                            -------------
                                                                2,935,554
                                                            -------------
  CONSUMER STAPLES (3.1%)
    Entertainment (.7%)
 9,500   Time Warner, Inc.................................        743,375
                                                            -------------
    Retail (1.1%)
24,982   Safeway, Inc (b).................................      1,166,347
                                                            -------------
    Service (1.3%)
21,100   Automatic Data Processing, Inc...................      1,411,062
                                                            -------------
  ENERGY (2.0%)
    Oil (.4%)
11,600   Diamond Offshore Drilling, Inc...................        475,600
                                                            -------------
    Oil & Gas (1.6%)
 2,300   Baker Hughes, Inc................................         85,387
12,600   Nabors Industries, Inc. (b)......................        660,240
 7,375   Veritas DGC, Inc. (b)............................      1,047,250
                                                            -------------
                                                                1,792,877
                                                            -------------
  FINANCIAL (5.8%)
    Investment Bankers/Brokers (.8%)
25,100   Charles Schwab Corporation.......................        891,050
   336   Frontline Capital Group (b)......................          5,523
                                                            -------------
                                                                  896,573
                                                            -------------
    Real Estate (.5%)
 3,200   Boardwalk Equities, Inc..........................         25,521
 5,800   Brookfield Properties Corporation (c)............         93,887

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
FINANCIAL--CONTINUED
10,100   Catellus Development Corporation (b).............  $     176,750
 3,500   Mission West Properties, Inc.....................         48,563
 1,800   Newhall Land & Farming Company                            42,336
 3,600   Security Capital Industrial Trust (b)...........          68,175
 5,200   Trizechhahn Corporation (c)......................         87,425
                                                            -------------
                                                                  542,657
                                                            -------------
    Real Estate Investment Trust (4.5%)
 3,500   Alexandria Real Estate Equities..................        120,094
 5,500   AMB Property Corporation.........................        135,094
 4,900   Apartment Investment & Management Company........        225,706
 5,000   Archstone Communities Trust......................        122,812
 4,100   Arden Realty, Inc................................        109,931
 3,400   Avalonbay Communities, Inc.......................        162,137
 3,500   Boston Properties, Inc...........................        150,281
 3,100   BRE Properties, Inc..............................         99,200
 1,700   Cabot Industrial Trust...........................         33,894
 2,800   Camden Property Trust............................         86,800
 5,900   Carramerica Realty Corporation...................        178,475
 1,800   CBL & Associates Properties, Inc.................         45,112
   400   Centerpoint Properties Corporation...............         18,425
   600   Charles E. Smith Residential Realty, Inc.........         27,225
 2,500   Corporate Office Properties Trust................         24,844
 3,600   Eastgroup Properties, Inc........................         80,100
11,100   Equity Office Properties Trust...................        344,794
 2,500   Equity Residential Properties....................        120,000
 2,500   First Industrial Realty Trust....................         76,875
 3,600   Franchise Finance Corporation of America.........         81,000
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
FINANCIAL--CONTINUED
 1,400   General Growth Properties, Inc...................  $      45,063
 3,400   Golf Trust of America, Inc.......................         45,900
11,000   Innkeepers USA Trust.............................        112,750
 5,300   Kilroy Realty Corporation........................        141,444
 2,700   Kimco Realty Corporation.........................        114,075
 6,000   LaSalle Hotel Proerties..........................         90,750
 4,400   Liberty Property Trust...........................        121,000
 3,100   Macerich Company.................................         65,875
 4,200   Mills Corporation................................         79,538
 2,500   P.S. Business Parks, Inc.........................         68,125
 6,500   Pacific Gulf Properties, Inc.....................        173,875
 5,300   Pan Pacific Retail Properties, Inc...............        106,000
 4,400   Parkway Properties, Inc..........................        134,200
 6,500   Philips International Realty Corporation.........        112,125
 3,200   Post Properties, Inc.............................        139,400
 2,500   Prentiss Properties Trust........................         65,313
10,100   Prologis Trust...................................        239,875
 6,560   Public Storage, Inc..............................        157,030
 2,200   Reckson Associates Realty Corporation............         56,100
 1,183   Reckson Associates Realty Corporation Class B....         30,610
 1,800   Simon Property Group, Inc........................         42,188
 3,500   SL Green Realty Corporation......................         98,219
 2,000   Spieker Properties, Inc..........................        115,125
11,500   Starwood Hotels & Resorts Worldwide, Inc.........        359,375
 3,500   Summit Properties, Inc...........................         84,219
                                                            -------------
                                                                5,040,973
                                                            -------------
  HEALTH CARE (10.3%)
    Biotechnology (3.9%)
19,000   Amgen, Inc. (b)..................................      1,326,734
 5,100   Genentech, Inc. (b)..............................        947,006
 1,400   Human Genome Sciences, Inc. (b)..................        242,375
 2,500   Idec Pharmaceuticals Corporation (b).............        438,398
 1,500   Millennium Pharmaceuticals, Inc. (b).............        219,094

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
HEALTH CARE--CONTINUED
 9,700   PE Corporation-PE Biosystems Group...............  $   1,130,050
                                                            -------------
                                                                4,303,657
                                                            -------------
    Drugs (3.8%)
93,525   Pfizer, Inc......................................      4,202,780
                                                            -------------
    Medical Products/Supplies (2.6%)
25,700   Guidant Corporation (b)..........................      1,816,669
20,500   Medtronic, Inc...................................      1,062,156
                                                            -------------
                                                                2,878,825
                                                            -------------
  TECHNOLOGY (30.8%)
    Communications Equipment (1.2%)
   900   Brocade Communication Systems, Inc...............        212,400
 1,800   Corvis Corporation (b)...........................        109,884
15,900   McLeodUSA, Inc. (b)..............................        227,569
12,800   Nortel Networks Corporation (c)..................        762,400
                                                            -------------
                                                                1,312,253
                                                            -------------
    Computer Hardware (5.5%)
64,200   Dell Computer                                          1,978,163
          Corporation (b).................................
20,400   Gateway, Inc. (b)................................        953,700
 3,800   International Business Machines Corporation......        427,500
23,200   Sun Microsystems, Inc. (b).......................      2,708,600
                                                            -------------
                                                                6,067,963
                                                            -------------
    Computer Networking (5.1%)
77,100   Cisco Systems, Inc. (b)..........................      4,259,775
15,600   Exodus Communications (b)........................        770,250
 2,900   Juniper Networks, Inc. (b).......................        634,919
                                                            -------------
                                                                5,664,944
                                                            -------------
    Computer Peripherals (3.0%)
33,700   EMC Corporation (b)..............................      3,340,513
                                                            -------------
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
TECHNOLOGY--CONTINUED

    Computer Services & Software (6.9%)
38,400   America Online, Inc. (b).........................  $   2,064,000
11,100   BEA Systems, Inc. (b)............................        864,413
12,600   Flextronics International, Ltd. (b)(c)...........      1,034,775
 3,400   Gemstar International Group, Ltd. (b)............        296,438
 2,000   McData Corporation (b)...........................        245,781
17,500   Microsoft Corporation (b)........................      1,054,375
22,900   Oracle Systems (b)...............................      1,803,375
 5,900   Real Networks, Inc. (b)..........................        234,525
                                                            -------------
                                                                7,597,682
                                                            -------------
    Computer Systems (.9%)
 9,300   Comverse Technology, Inc. (b)....................      1,004,400
   500   Hotel Reservations Network, Inc. (b).............         18,313
                                                            -------------
                                                                1,022,713
                                                            -------------
    Data Processing (1.0%)
 5,255   Verisign, Inc. (b)...............................      1,064,466
                                                            -------------
    Electrical Instruments (1.6%)
18,900   JDS Uniphase Corporation (b).....................      1,789,594
                                                            -------------
    Semiconductor Equipment (.5%)
29,100   Lam Research Corporation (b).....................        609,281
                                                            -------------
    Semiconductors (5.1%)
10,800   Altera Corporation (b)...........................        515,700
 5,400   Analog Devices, Inc..............................        445,838
 3,400   Applied Materials, Inc. (b)......................        201,663
32,700   Intel Corporation................................      1,361,138
40,900   Texas Instruments, Inc...........................      1,929,967
 9,500   Vitessa Semiconductor Corporation (b)............        844,905
 4,000   Xilinx, Inc. (b).................................        342,500
                                                            -------------
                                                                5,641,711
                                                            -------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
UTILITIES (1.0%)
    Electric Companies (1.0%)
16,400   AES Corporation (b)..............................  $   1,123,400
                                                            -------------
Total common stock (cost: $50,244,415)....................     74,255,741
                                                            -------------
PREFERRED STOCK (.8%)
  FINANCIAL (.8%)
    Finance-Diversified (.3%)
 5,000   Nationwide Health Property, Inc.- 7.68%..........        304,844
                                                            -------------
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
FINANCIAL--CONTINUED
    Real Estate Investment Trust (.5%)
14,000   Duke Realty Investments, Inc.- 7.99%.............  $     610,313
                                                            -------------
Total preferred stock (cost: $1,193,675)..................        915,157
                                                            -------------

PRINCIPAL                                COUPON  MATURITY
---------                                ------  --------
LONG-TERM DEBT SECURITIES (30.6%)
  GOVERNMENT OBLIGATIONS (17.8%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (16.5%)
      Federal Home Loan Mortgage Corporation (FHLMC) (3.6%)
$1,250,000  (g)........................  6.500%  01/01/30       1,201,172
   600,000  ...........................  6.875%  07/18/02         603,839
   500,000  ...........................  7.000%  03/15/10         507,537
   700,000  (g)........................  7.000%  01/01/30         685,782
   498,767  ...........................  7.500%  07/01/30         498,429
   450,000  ...........................  7.500%  09/01/30         449,695
                                                           --------------
                                                                3,946,454
                                                           --------------
      Federal National Mortgage Association (FNMA) (4.8%)
   333,742  ...........................  6.000%  04/01/14         321,311
   467,844  ...........................  6.000%  01/01/29         438,294
   279,726  ...........................  6.000%  02/01/29         262,058
 1,500,000  ...........................  6.500%  08/15/04       1,498,044
   458,670  ...........................  6.500%  10/01/28         441,707
   717,777  ...........................  6.500%  12/01/28         689,737
   276,903  ...........................  6.500%  02/01/29         266,663
   439,762  ...........................  6.500%  02/01/29         422,582
    86,597  ...........................  7.000%  10/01/29          84,906
   400,000  ...........................  7.125%  02/15/05         408,574
   500,000  ...........................  7.250%  01/15/10         515,618
                                                           --------------
                                                                5,349,494
                                                           --------------
      Government National Mortgage Association (GNMA) (3.5%)
   493,851  ...........................  6.500%  04/15/29         476,038
   382,440  ...........................  7.000%  06/15/28         377,022
   846,197  ...........................  7.000%  07/15/28         834,209
   449,916  ...........................  7.000%  02/15/29         443,483
   496,763  ...........................  7.000%  08/15/29         489,661

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                               MARKET
PRINCIPAL                                COUPON  MATURITY     VALUE(A)
-----------------------------------------------  --------  --------------
GOVERNMENT OBLIGATIONS--CONTINUED
$  355,468  ...........................  7.375%  11/15/11  $      359,314
   200,052  ...........................  7.500%  09/15/28         200,856
   207,136  ...........................  7.500%  10/15/28         207,969
    74,658  ...........................  7.500%  10/15/28          74,958
   475,548  ...........................  7.500%  09/15/29         477,289
                                                           --------------
                                                                3,940,799
                                                           --------------
      U.S. Treasury (4.6%)
 1,500,000  Principal-only STRIP (f)...  6.118%  11/15/09         860,298
   900,000  Bond.......................  5.250%  02/15/29         808,312
 1,050,000  Bond.......................  6.000%  02/15/26       1,040,156
   350,000  Bond.......................  6.125%  08/15/29         357,437
 1,800,000  Bond.......................  6.250%  07/31/02       1,806,188
   200,000  Note.......................  5.250%  08/15/03         196,250
                                                           --------------
                                                                5,068,641
                                                           --------------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (.2%)
   189,000  Wyoming Community
             Development Authority.....  6.850%  06/01/10         188,450
                                                           --------------
    OTHER GOVERNMENT OBLIGATIONS (1.1%)
   850,000  Government of
             Canada (c)................  6.375%  11/30/04         842,113
   400,000  Ontario Province Of Canada
             (c).......................  7.625%  06/22/04         412,213
                                                           --------------
                                                                1,254,326
                                                           --------------
            Total government obligations
             (cost: $20,680,817).........................      19,748,164
                                                           --------------
  CORPORATE OBLIGATIONS (12.8%)
    BASIC MATERIALS (1.1%)
      Aluminum (.2%)
   250,000  Alcoa, Inc.................  7.375%  08/01/10         252,823
                                                           --------------
      Chemicals (.9%)
   500,000  IMC Global, Inc............  6.625%  10/15/01         490,117
   549,097  Novartis AG-144A
             Issue (c) (d).............  7.240%  01/02/16         539,488
                                                           --------------
                                                                1,029,605
                                                           --------------
    CAPITAL GOODS (.7%)
      Aerospace/Defense (.7%)
   750,000  United Technologies
             Corporation...............  6.625%  11/15/04         745,881
                                                           --------------
    COMMUNICATION SERVICES (.9%)
      Telecommunication (.3%)
   350,000  Qwest Communications
             International, Inc........  5.750%  02/15/09         320,669
                                                           --------------
      Telephone (.6%)
   750,000  AT&T Corporation...........  5.625%  03/15/04         716,669
                                                           --------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                               MARKET
PRINCIPAL                                COUPON  MATURITY     VALUE(A)
-----------------------------------------------  --------  --------------
CORPORATE OBLIGATIONS--CONTINUED
    CONSUMER CYCLICAL (.1%)
      Auto (.1%)
$  250,000  Federal Mogul
             Corporation...............  7.500%  07/01/04  $      105,000
                                                           --------------
    ENERGY (.5%)
      Oil (.5%)
   350,000  Atlantic Richfield.........  5.900%  04/15/09         325,590
   200,000  Conoco, Inc................  6.950%  04/15/29         184,586
                                                           --------------
                                                                  510,176
                                                           --------------
    FINANCIAL (7.6%)
      Asset Backed (1.1%)
   832,249  Prudential Home Mortgage
             Security Company..........  6.500%  10/25/23         803,262
   398,829  Residential Funding
             Mortgage Secuities........  7.000%  10/25/23         387,590
                                                           --------------
                                                                1,190,852
                                                           --------------
      Auto Finance (.7%)
   750,000  Ford Motor Credit
             Corporation...............  7.500%  03/15/05         754,030
                                                           --------------
      Banks (1.0%)
   700,000  St. George Bank-144A
             Issue (c)(d)..............  8.485%  12/31/49         600,841
   500,000  Wells Fargo Bank NA........  7.550%  06/21/10         510,301
                                                           --------------
                                                                1,111,142
                                                           --------------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (3.1%)
   111,740  Banco Hipotecario Nacional
             144A Issue (c)(d).........  7.916%  07/25/09         106,121
   457,112  Banco Hipotecario Nacional
             144A Issue (c)(d).........  8.000%  03/31/11         433,342
   458,620  Bear Stearns & Company,
             Inc.......................  8.000%  11/25/29         457,391
   350,000  Nomura Asset Securities
             Corporation (c)...........  7.709%  04/13/36         355,209
   570,008  Paine Webber Mortgage
             Acceptance Corporation....  7.000%  10/25/23         559,919
   500,000  Park Avenue Finance
             Corporation 144A
             Issue (h).................  7.680%  05/12/07         506,160
   954,409  Rosewood Care Centers
             Capital Funding...........  7.250%  11/01/13         974,471
                                                           --------------
                                                                3,392,613
                                                           --------------
      Commercial Mortgage-Backed Securities (.3%)
        --  Asset Securitization
             Corporation (e)...........  9.150%  08/13/29         362,208
                                                           --------------
      Investment Bankers/Brokers (.5%)
   500,000  Morgan Stanley Dean Witter
             Discover & Company........  8.000%  06/15/10         523,048
                                                           --------------
      Mortgage Revenue Bonds (.5%)
   553,322  Chase Mortgage Finance
             Corporation-144A
             Issue (h).................  6.676%  03/28/25         524,283
                                                           --------------
      Real Estate Investment Trust (.4%)
   500,000  Security Capital Industrial
             Trust.....................  7.500%  02/15/14         465,553
                                                           --------------
    UTILITIES (1.9%)
      Electric Companies (1.2%)
 1,300,000  Hydro-Quebec (c)...........  8.000%  02/01/13       1,374,667
                                                           --------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                               MARKET
PRINCIPAL                                COUPON  MATURITY     VALUE(A)
-----------------------------------------------  --------  --------------
CORPORATE OBLIGATIONS--CONTINUED
      Natural Gas (.7%)
$  800,000  Enron Corporation..........  6.725%  11/17/08  $      749,127
                                                           --------------
            Total corporate obligations
             (cost: $13,444,009).........................      14,128,346
                                                           --------------
            Total long-term debt securities
             (cost: $34,124,826).........................      33,876,510
                                                           --------------
SHORT-TERM SECURITIES (1.9%)

SHARES
------
   270,240  Federated Money Market Obligation Trust -
             Prime Obligation Fund, current rate
             6.460%......................................         270,240
 1,799,745  Provident Institutional Fund - TempFund
             Portfolio, current rate 6.526%..............       1,799,745
                                                           --------------
            Total short-term securities
             (cost: $2,069,985)..........................       2,069,985
                                                           --------------
            Total investments in securities
             (cost: $87,632,901) (i).....................  $  111,117,393
                                                           ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 8.1% of net assets in foreign securities as of September 30, 2000.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the illiquid securities held at September 30, 2000, which includes acquisition date and cost, is as follows:

                                             ACQUISITION
    SECURITY:                                   DATE           COST
    ---------                                -----------  --------------
    Novartis AG 144A Issue *...............     Various         549,097
    St. George Bank 144A Issue *...........    06/12/97         700,000
    Banco Hipotecario Nacional 144A Issue
      *....................................    04/01/99         101,404
    Banco Hipotecario Nacional 144A Issue
      *....................................    03/07/00         428,257
                                                          -------------
                                                          $   1,778,758
                                                          =============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon current cost basis and estimated timing and amount of future cash flows.
(f) For zero coupon issues, the interest rate disclosed is the effective yield at the date of acquisition.
(g) At September 30, 2000, the cost of investments purchased on a when-issued or forward commitment basis is $1,878,211.
(h) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(i) At September 30, 2000, the cost of securities for federal income tax purposes was $88,926,850. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

   Gross unrealized appreciation..........  $   26,904,208
   Gross unrealized depreciation..........      (4,713,665)
                                            --------------
   Net unrealized appreciation............  $   22,190,543
                                            ==============

ADVANTUS SPECTRUM FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

                           ASSETS
Investments in securities, at market value -
 see accompanying schedule for detailed
 listing
 (identified cost: $87,632,901)..............  $  111,117,393
Cash in bank on demand deposit...............          83,468
Receivable for Fund shares sold..............          40,288
Receivable for investment securities sold....       2,023,914
Accrued interest receivable..................         350,703
Dividends receivable.........................          64,419
Other receivables............................           2,072
                                               --------------
    Total assets.............................     113,682,257
                                               --------------
                         LIABILITIES
Payable for investment securities
 purchased...................................       2,903,932
Payable for Fund shares redeemed.............          31,906
Payable to Adviser...........................          16,208
                                               --------------
    Total liabilities........................       2,952,046
                                               --------------
Net assets applicable to outstanding capital
 stock.......................................  $  110,730,211
                                               ==============
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares, Class B
  - 2 billion shares, Class C - 2 billion
  shares and 4 billion shares unallocated) of
  $.01 par value.............................  $       56,238
  Additional paid-in capital.................      76,559,535
  Undistributed net investment income........          79,830
  Accumulated net realized gains from
  investments................................      10,550,116
  Unrealized appreciation on investments.....      23,484,492
                                               --------------
    Total - representing net assets
    applicable to outstanding capital
    stock....................................  $  110,730,211
                                               ==============
Net assets applicable to outstanding Class A
 shares......................................  $   77,964,259
                                               ==============
Net assets applicable to outstanding Class B
 shares......................................  $   26,837,728
                                               ==============
Net assets applicable to outstanding Class C
 shares......................................  $    5,928,224
                                               ==============
Shares outstanding and net asset value per
 share:
  Class A - Shares outstanding 3,950,859.....  $        19.73
                                               ==============
  Class B - Shares outstanding 1,368,722.....  $        19.61
                                               ==============
  Class C - Shares outstanding 304,235.......  $        19.49
                                               ==============

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 2000

Investment income:
  Interest.............................  $   2,320,970
  Dividends............................        685,830
                                         -------------
      Total investment income..........      3,006,800
                                         -------------
Expenses (note 4):
  Investment advisory fee..............        624,481
  Rule 12b-1 - Class A.................        198,566
  Rule 12b-1 - Class B.................        265,649
  Rule 12b-1 - Class C.................         59,740
  Administrative services fee..........         74,400
  Transfer agent and shareholder
    services fees......................        143,044
  Custodian fees.......................         19,449
  Auditing and accounting services.....         41,833
  Legal fees...........................         13,746
  Directors' fees......................          1,743
  Registration fees....................         35,931
  Printing and shareholder reports.....         86,453
  Insurance............................          3,868
  Other................................         14,318
                                         -------------
      Total expenses...................      1,583,221
                                         -------------
Less fees and expenses waived or
  absorbed by Adviser..................        (95,590)
                                         -------------
    Total net expenses.................      1,487,631
                                         -------------
    Investment income - net............      1,519,169
                                         -------------
Realized and unrealized gains on
  investments :
  Net realized gains on investments
    (note 3)...........................     12,131,756
  Net change in unrealized appreciation
    or depreciation on investments.....      2,589,973
                                         -------------
      Net gains on investments.........     14,721,729
                                         -------------
Net increase in net assets resulting
  from operations......................  $  16,240,898
                                         =============

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                             2000          1999
                                         ------------  ------------
Operations:
  Investment income - net..............  $  1,519,169  $  1,610,133
  Net realized gains on investments....    12,131,756     3,961,168
  Net change in unrealized appreciation
    or depreciation on investments.....     2,589,973     8,748,068
                                         ------------  ------------
      Increase in net assets resulting
        from operations................    16,240,898    14,319,369
                                         ------------  ------------
Distributions to shareholders from:
  Investment income - net:
    Class A............................    (1,196,773)   (1,291,053)
    Class B............................      (226,554)     (243,796)
    Class C............................       (50,673)      (58,152)
  Net realized gains on investments:...
    Class A............................    (2,859,954)   (3,760,571)
    Class B............................      (947,791)   (1,034,138)
    Class C............................      (221,013)     (249,664)
                                         ------------  ------------
      Total distributions..............    (5,502,758)   (6,637,374)
                                         ------------  ------------
Capital share transactions: (notes 4
  and 5):
  Proceeds from sales:
    Class A............................     6,606,454     8,626,097
    Class B............................     4,572,057     7,415,526
    Class C............................     1,461,717     2,936,755
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................     3,936,115     4,906,922
    Class B............................     1,135,909     1,261,423
    Class C............................       263,983       299,361
  Payments for redemption of shares:
    Class A............................   (13,875,941)  (13,875,745)
    Class B............................    (5,777,194)   (3,538,481)
    Class C............................    (2,023,648)   (1,991,116)
                                         ------------  ------------
      Increase (decrease) in net assets
        from capital share
        transactions...................    (3,700,548)    6,040,742
                                         ------------  ------------
      Total increase in net assets.....     7,037,592    13,722,737
Net assets at beginning of year........   103,692,619    89,969,882
                                         ------------  ------------
Net assets at end of year (including
  undistributed net investment income
  of $79,830 and $37,947,
  respectively)........................  $110,730,211  $103,692,619
                                         ============  ============

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 2000

(1) ORGANIZATION

    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the most favorable total return (from interest, dividends and capital appreciation) consistent with the preservation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

are subject to market fluctuations. As of September 30, 2000, the Fund had entered into outstanding when-issued or forward commitments of $1,878,211. The Fund has segregated assets to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    The Fund elected to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended September 30, 2000, reduced accumulated net realized gains for tax purposes by $1,199,840. On the statement of assets and liabilities, as a result of the fund's election to utilize equalization debits and other permanent book-to-tax differences, a reclassification adjustment was made to decrease accumulated net investment income by $3,286, decrease accumulated net realized gains by $1,186,490, and increase additional paid-in capital by $1,189,776.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $143,969,532 and $151,565,045, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of
 .50 percent on the first $1 billion in net assets, .48 percent on the next $1 billion and .46 on net assets in excess of $2 billion. Prior to May 1, 2000, the fee was charged at an annual rate of .60 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the

                                                          ADVANTUS SPECTRUM FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to
1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, legal and other administrative services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.12% of Class A average daily net assets, 1.87% of Class B average daily net assets and 1.87% of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the year ended September 30, 2000, Advantus Capital contractually agreed to absorb $95,590 in expenses which were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $437,766.

    As of September 30, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 48,283 shares or 1.2 percent of the Funds Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $10,406.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 2000, and 1999 were as follows:

                                                CLASS A               CLASS B               CLASS C
                                          -------------------   -------------------   -------------------
                                            2000       1999       2000       1999       2000       1999
                                          --------   --------   --------   --------   --------   --------
Sold....................................   339,039    482,623    235,094    419,625     75,338    167,066
Issued for reinvested distributions.....   205,877    282,951     60,180     73,471     14,082     17,517
Redeemed................................  (710,174)  (779,347)  (298,913)  (201,143)  (105,145)  (113,167)
                                          --------   --------   --------   --------   --------   --------
                                          (165,258)   (13,773)    (3,639)   291,953    (15,725)    71,416
                                          ========   ========   ========   ========   ========   ========

(6) ILLIQUID SECURITIES

    At September 30, 2000, investments in illiquid securities are limited to 15% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at September 30, 2000 was $1,679,792 which represents 1.5% of net assets. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7)  FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                      CLASS A
                                                    -------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                    -------------------------------------------
                                                     2000     1999     1998     1997     1996
                                                    -------  -------  -------  -------  -------
Net asset value, beginning of year................  $ 17.88  $ 16.50  $ 16.40  $ 15.53  $ 14.79
                                                    -------  -------  -------  -------  -------
Income from investment operations:
  Net investment income...........................      .31      .31      .33      .39      .34
  Net gains on securities (both realized and
    unrealized)...................................     2.55     2.30     1.40     2.02     1.59
                                                    -------  -------  -------  -------  -------
    Total from investment operations..............     2.86     2.61     1.73     2.41     1.93
                                                    -------  -------  -------  -------  -------
Less distributions:
  Dividends from net investment income............     (.30)    (.31)    (.33)    (.39)    (.34)
  Distributions from net realized gains...........     (.71)    (.92)   (1.30)   (1.15)    (.85)
                                                    -------  -------  -------  -------  -------
    Total distributions...........................    (1.01)   (1.23)   (1.63)   (1.54)   (1.19)
                                                    -------  -------  -------  -------  -------
Net asset value, end of year......................  $ 19.73  $ 17.88  $ 16.50  $ 16.40  $ 15.53
                                                    =======  =======  =======  =======  =======
Total return (a)..................................    16.22%   16.08%   11.31%   16.66%   13.72%
Net assets, end of year (in thousands)............  $77,964  $73,613  $68,157  $62,914  $54,848
Ratio of expenses to average daily net
  assets (b)......................................     1.11%    1.10%    1.19%    1.25%    1.26%
Ratio of net investment income to average daily
  net assets (b)..................................     1.58%    1.77%    1.98%    2.53%    2.28%
Portfolio turnover rate (excluding short-term
  securities).....................................    132.0%   100.8%   139.8%   141.4%   140.5%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily waived $95,590 in expenses for the year ended September 30, 2000. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.20%, and the ratio of net investment income to average daily net assets would have been 1.49%. If Class B and C shares would have been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.95% for each class, and the ratio of net investment income to average daily net assets would have been .72% for each class.

                                                          ADVANTUS SPECTRUM FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                     CLASS B
                                                    ------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------------------
                                                     2000     1999     1998     1997     1996
                                                    -------  -------  -------  -------  ------
Net asset value, beginning of year................  $ 17.79  $ 16.43  $ 16.34  $ 15.47  $14.74
                                                    -------  -------  -------  -------  ------
Income from investment operations:
  Net investment income...........................      .17      .19      .22      .30     .27
  Net gains on securities (both realized and
    unrealized)...................................     2.53     2.28     1.39     2.02    1.56
                                                    -------  -------  -------  -------  ------
    Total from investment operations..............     2.70     2.47     1.61     2.32    1.83
                                                    -------  -------  -------  -------  ------
Less distributions:
  Dividends from net investment income............     (.17)    (.19)    (.22)    (.30)   (.25)
  Distributions from net realized gains...........     (.71)    (.92)   (1.30)   (1.15)   (.85)
                                                    -------  -------  -------  -------  ------
    Total distributions...........................     (.88)   (1.11)   (1.52)   (1.45)  (1.10)
                                                    -------  -------  -------  -------  ------
Net asset value, end of year......................  $ 19.61  $ 17.79  $ 16.43  $ 16.34  $15.47
                                                    =======  =======  =======  =======  ======
Total return (a)..................................    15.51%   15.31%   10.55%   16.02%  13.07%
Net assets, end of year (in thousands)............  $26,838  $24,420  $17,751  $12,556  $7,860
Ratio of expenses to average daily net
  assets (b)......................................     1.86%    1.82%    1.84%    1.90%   1.90%
Ratio of net investment income to average daily
  net assets (b)..................................      .83%    1.06%    1.32%    1.89%   1.67%
Portfolio turnover rate (excluding short-term
  securities).....................................    132.0%   100.8%   139.8%   141.4%  140.5%

                                                                   CLASS C
                                                    --------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                    --------------------------------------
                                                     2000    1999    1998    1997    1996
                                                    ------  ------  ------  ------  ------
Net asset value, beginning of year................  $17.69  $16.34  $16.27  $15.43  $14.74
                                                    ------  ------  ------  ------  ------
Income from investment operations:
  Net investment income...........................     .17     .19     .24     .28     .28
  Net gains on securities (both realized and
    unrealized)...................................    2.51    2.27    1.36    2.01    1.52
                                                    ------  ------  ------  ------  ------
    Total from investment operations..............    2.68    2.46    1.60    2.29    1.80
                                                    ------  ------  ------  ------  ------
Less distributions:
  Dividends from net investment income............    (.17)   (.19)   (.23)   (.30)   (.26)
  Distributions from net realized gains...........    (.71)   (.92)  (1.30)  (1.15)   (.85)
                                                    ------  ------  ------  ------  ------
    Total distributions...........................    (.88)  (1.11)  (1.53)  (1.45)  (1.11)
                                                    ------  ------  ------  ------  ------
Net asset value, end of year......................  $19.49  $17.69  $16.34  $16.27  $15.43
                                                    ======  ======  ======  ======  ======
Total return (a)..................................   15.38%  15.29%  10.57%  15.87%  12.87%
Net assets, end of year (in thousands)............  $5,928  $5,659  $4,062  $1,926  $1,351
Ratio of expenses to average daily net
  assets (b)......................................    1.86%   1.82%   1.83%   1.90%   1.90%
Ratio of net investment income to average daily
  net assets (b)..................................     .83%   1.07%   1.31%   1.88%   1.73%
Portfolio turnover rate (excluding short-term
  securities).....................................   132.0%  100.8%  139.8%  141.4%  140.5%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily waived $95,590 in expenses for the year ended September 30, 2000. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.20%, and the ratio of net investment income to average daily net assets would have been 1.49%. If Class B and C shares would have been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.95% for each class, and the ratio of net investment income to average daily net assets would have been .72% for each class.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Spectrum Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Spectrum Fund, Inc. (the Fund) as of September 30, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2000 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
November 10, 2000

                                                          ADVANTUS SPECTRUM FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2001. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, 10.9% QUALIFYING FOR DEDUCTION BY CORPORATIONS.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
December 3, 1999*...........................................   $.0903
December 21, 1999...........................................    .0789
March 23, 2000..............................................    .0686
June 22, 2000...............................................    .0717
September 30, 2000..........................................    .0759
                                                               ------
                                                               $.3854
                                                               ======

  *Represents $.0903 of short-term capital gains (taxable as dividend income).

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
December 3, 1999*...........................................   $.0903
December 21, 1999...........................................    .0442
March 23, 2000..............................................    .0324
June 22, 2000...............................................    .0435
September 30, 2000..........................................    .0460
                                                               ------
                                                               $.2564
                                                               ======

  *Represents $.0903 of short-term capital gains (taxable as dividend income).

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
December 3, 1999*...........................................   $.0903
December 21, 1999...........................................    .0446
March 23, 2000..............................................    .0315
June 22, 2000...............................................    .0425
September 30, 2000..........................................    .0467
                                                               ------
                                                               $.2556
                                                               ======

  *Represents $.0903 of short-term capital gains (taxable as dividend income).

CAPITAL GAINS DISTRIBUTIONS - TAXABLE AS LONG-TERM CAPITAL
 GAINS, 20% RATE
Total long-term capital gain distributions were.............  $4,715,448
                                                              ==========

ADVANTUS SPECTRUM FUND
SHAREHOLDER VOTING RESULTS

On April 17, 2000, a special meeting of shareholders of Advantus Spectrum
Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                           VOTES     VOTES
DIRECTOR                                    FOR     WITHHELD
--------                                 ---------  --------
Charles E. Arner.......................  3,083,339  197,133
Ellen S. Berscheid.....................  3,090,748  189,724
Ralph D. Ebbott........................  3,085,028  195,444
Frederick P. Feuerherm.................  3,091,123  189,349
William N. Westhoff....................  3,088,419  192,053

(2) To approve the elimination or modification of the following investment policies for:

                                                          VOTES     VOTES    VOTES
                                                           FOR     AGAINST  WITHHELD
                                                        ---------  -------  --------
A.   Modify policy regarding borrowing and the
      issuance of senior securities...................  2,670,477  48,793   229,974
B.   Modify policy regarding concentration in a
      particular industry.............................  2,673,131  49,927   226,186
C.   Modify policy regarding investments in real
      estate and commodities..........................  2,683,800  43,824   221,620
D.   Modify policy regarding lending..................  2,680,582  45,897   222,765
E.   Eliminate policy restricting the pledging of
      assets..........................................  2,666,514  58,781   223,949
F.   Eliminate policy restricting margin purchases and
      short sales.....................................  2,659,727  65,385   224,132
G.   Eliminate policy prohibiting participation in a
      joint trading account...........................  2,671,529  54,586   223,129
H.   Eliminate policy limiting options transactions...  2,674,594  51,488   223,162
I.   Eliminate policy limiting investment in
      restricted securities and other illiquid
      assets..........................................  2,674,101  51,289   223,854
J.   Eliminate diversification policy.................  2,665,435  60,573   223,236
K.   Eliminate policy regarding investments in issuers
      that have been in operation for less than 3
      years...........................................  2,679,135  44,951   225,158
L.   Eliminate policy addressing potential conflicts
      of interest.....................................  2,651,515  74,738   222,990
M.   Eliminate policy prohibiting investing in
      companies for control...........................  2,675,481  47,140   226,623
N.   Eliminate policy restricting investments in other
      investment companies............................  2,673,741  56,142   219,361

(3) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
                                         2,698,832  36,361   214,051

(4) To ratify the selection of KPMG LLP as independent public accountants for the Fund

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
                                         3,031,865  29,149   219,459

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $11.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                     PRESORTED STANDARD
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING SERVICE REQUESTED

F.48639 Rev. 11-2000